UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 13, 2010

(Date of Earliest Event Reported)

Cost Plus, Inc.

(Exact name of Registrant as specified in its charter)

California	0-14970	94-1067973
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 4th Street

Oakland, California 94607

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (510) 893-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 13, 2010, Cost Plus, Inc. (the “Company”) entered into an amendment (the “Amendment”) to the Amended and Restated Preferred Shares Rights Agreement, dated as of June 24, 2008, as amended on January 7, 2009, between the Company and Computershare Trust Company, N.A., as Rights Agent (collectively the “Rights Agreement”). The Amendment accelerates the Final Expiration Date of the Company’s Preferred Shares Purchase Rights (the “Rights”) from June 30, 2013 to April 14, 2010. The Amendment is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

Item 1.01 is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

As a result of the Amendment described in Item 1.01 above, the Company’s outstanding Rights expired at the close of business on April 14, 2010.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Upon the expiration of the Rights on April 14, 2010, as described in Item 3.03 above, the Company filed an amendment to the Certificate of Determination (the “Amended Certificate of Determination”) with the California Secretary of State which decreased the number of Series A Preferred Stock to zero, and as a result, under the California Corporations Code, the Series A Preferred Stock shall no longer be an authorized series of the Company. Prior to the filing, the Series A Preferred Stock would have been issuable, under certain circumstances, upon the exercise of the Rights. The Amended Certificate of Determination is filed with this report as Exhibit 4.2 and is incorporated herein by reference.

The summary descriptions of the Amendment and the Amended Certificate of Determination set forth above do not purport to be complete and are qualified in their entirety by reference to the full texts of the Amendment and the Amended Certificate of Determination which are incorporated herein by reference as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K.

A copy of the press release announcing these matters is furnished as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1*	Amendment No. 2 to Amended and Restated Preferred Shares Rights Agreement, dated as of April 13, 2010, between Cost Plus, Inc. and Computershare Trust Company, N.A. (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-A/A, filed April 16, 2010).

4.2	Amendment of Certificate of Determination of Rights, Preferences and Privileges of Series A Participating Preferred Stock of Cost Plus, Inc. dated April 13, 2010.

99.1	Press Release by Cost Plus, Inc. dated April 16, 2010.

*	Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COST PLUS, INC.

By:	/s/ JANE L. BAUGHMAN
Jane L. Baughman,
Executive Vice President and Chief Financial Officer

Dated: April 16, 2010

EXHIBIT INDEX

Exhibit No.	Description

4.1*	Amendment No. 2 to Amended and Restated Preferred Shares Rights Agreement, dated as of April 13, 2010, between Cost Plus, Inc. and Computershare Trust Company, N.A. (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-A/A, filed April 16, 2010).

4.2	Amendment of Certificate of Determination of Rights, Preferences and Privileges of Series A Participating Preferred Stock of Cost Plus, Inc. dated April 13, 2010.

99.1	Press Release by Cost Plus, Inc. dated April 16, 2010.

*	Previously filed